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                                                                    EXHIBIT 10.3

                        HOTEL RESERVATIONS NETWORK, INC.

                                 2000 STOCK PLAN

                  1. PURPOSES OF THE PLAN. The purposes of this Hotel Reservations Network, Inc. 2000 Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

                  2. DEFINITIONS. As used herein, the following definitions shall apply:

                           (a)      "ADMINISTRATOR" means the Board or any of
its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                           (b)      "APPLICABLE LAWS" means the requirements
relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                           (c)      "BOARD" means the Board of Directors of the
Company.


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                                                                               2


                           (d)      "CAUSE" means termination of an Optionee's
employment by the Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by an Optionee, (ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.

                           (e)      "CODE" means the Internal Revenue Code of
1986, as amended.

                           (f)      "COMMITTEE" means a committee of Directors
appointed by the Board in accordance with Section 4 of the Plan.

                           (g)      "COMMON STOCK" means the Class A Common
Stock of the Company.

                           (h)      "COMPANY" means Hotel Reservations Network,
Inc., a Delaware corporation.

                           (i)      "CONSULTANT" means any person, including an
advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
                           (j)      "DIRECTOR" means a member of the Board.


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                                                                               3


                           (k)      "DISABILITY" means total and permanent
disability as defined in Section 22(e)(3) of the Code.

                           (l)      "EMPLOYEE" means any person, including
Officers and Directors, employed by the Company or any Parent or Subsidiary or other affiliate of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                           (m)      "EXCHANGE ACT" means the Securities Exchange
Act of 1934, as amended.

                           (n)      "FAIR MARKET VALUE" means, as of any date,
the value of Common Stock determined as follows:

                                    (i)      If the Common Stock is listed on
         any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock


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                                                                               4


         Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                    (ii)     If the Common Stock is regularly
         quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                                    (iii)    In the absence of an established
         market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                           (o)      "INCENTIVE STOCK OPTION" means an Option
intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                           (p)      "NONSTATUTORY STOCK OPTION" means an Option
not intended to qualify as an Incentive Stock Option.

                           (q)      "NOTICE OF GRANT" means a written or
electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.


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                                                                               5


                           (r)      "OFFICER" means a person who is an officer
of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                           (s)      "OPTION" means a stock option granted
pursuant to the Plan.

                           (t)      "OPTION AGREEMENT" means an agreement
between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                           (u)      "OPTION EXCHANGE PROGRAM" means a program
whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                           (v)      "OPTIONED STOCK" means the Common Stock
subject to an Option or Stock Purchase Right.

                           (w)      "OPTIONEE" means the holder of an
outstanding Option or Stock Purchase Right granted under the Plan.

                           (x)      "PARENT" means a "parent corporation,"
whether now or hereafter existing, as defined in Section 424(e) of the Code.

                           (y)      "PLAN" means this 2000 Stock Plan.

                           (z)      "RESTRICTED STOCK" means shares of Common
Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                           (aa)     "RESTRICTED STOCK PURCHASE AGREEMENT" means
a written agreement between the Company and the Optionee evidencing the terms and

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                                                                               6


restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                           (bb)     "RULE 16b-3" means Rule 16b-3 of the
Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                           (cc)     "SECTION 16(b)" means Section 16(b) of the
Exchange Act.

                           (dd)     "SERVICE PROVIDER" means an Employee,
Director or Consultant.

                           (ee)     "SHARE" means a share of the Common Stock,
as adjusted in accordance with Section 13 of the Plan.

                           (ff)     "STOCK PURCHASE RIGHT" means the right to
purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                           (gg)     "SUBSIDIARY" means a "subsidiary
corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,400,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become


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                                                                               7


available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, HOWEVER, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

                  4. ADMINISTRATION OF THE PLAN.

                           (a)      PROCEDURE- IN GENERAL. The Plan shall be
administered by(i) the Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code Section 162(m)) to the extent that Rule 16b-3 and Code
Section 162(m), respectively are applicable to the Company and to Options and Stock Purchase Rights granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.

                           (b)      SPECIAL PRE-IPO RULE.  If deemed necessary
or advisable by the Company for purposes of complying with Section 162(m) of the Code, with respect to Options granted prior to the initial public offering of the stock of the Company, which shall occur no later than April 30, 2000, all such Options shall be granted and approved by:

                                    (i)     the Performance-Based Compensation
Committee of USA Networks, Inc.;


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                                                                               8


                                    (ii)    the Compensation Committee of the
Company (whether or not then-comprised of qualifying "outside directors" under ss. 162(m) of the Code), and

                                    (iii) the full Board of the Company.
Notwithstanding any of the above provisions, no Options may be granted by any committee other than one complying with Section 4(a) of this Plan after the IPO is effective.

                           (c)      POWERS OF THE ADMINISTRATOR.  Subject to the
provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                                    (i)     to determine the Fair Market Value;

                                    (ii)    to select the Service Providers to
         whom Options and Stock Purchase Rights may be granted hereunder;

                                    (iii)   to determine the number of shares of

         Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                                    (iv)    to approve forms of agreement for

         use under the Plan;

                                    (v)     to determine the terms and
         conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights


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                                                                               9


         may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                    (vi)    to reduce the exercise price of any
         Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                                    (vii)   to institute an Option Exchange
         Program;

                                    (viii)  to construe and interpret
         the terms of the Plan and awards granted pursuant to the Plan;

                                    (ix)    to prescribe, amend and rescind
         rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                                    (x)     to modify or amend each Option or
         Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                                    (xi)    to allow Optionees to satisfy
         withholding tax obligations by electing to have the Company withhold from the Shares to be


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                                                                              10


         issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                                    (xii)   to authorize any person to execute
         on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                                    (xiii)  to make all other determinations
         deemed necessary or advisable for administering the Plan.

                           (d)      EFFECT OF ADMINISTRATOR'S DECISION.  The
Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

                  5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                     Except as may specifically be provided by the Administrator from time to time with respect to specific Service Providers or specific Employees, in order to be eligible to receive any stock options under the Plan, a Service Provider must agree not to solicit employees of the Company and not to reveal confidential information of the Company, and an Employee must agree to similar provisions as well as a non-competition provision. The terms, conditions, and provisions relating to these non-solicitation, confidentiality and non-competition provisions shall be determined by the Administrator.

                  6. LIMITATIONS.

                           (a)      Each Option shall be designated in the
Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of


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                                                                              11


the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                           (b)      Neither the Plan nor any Option or Stock
Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                           (c)      The following limitations shall apply to
grants of Options:

                                    (i)     No Service Provider shall be
         granted, during the life of this Plan, Options to purchase more than 80% of the Shares authorized for issuance hereunder.

                                    (ii) The foregoing limitations shall be
         adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                                    (iii) If an Option is canceled in the same
         fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against


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                                                                              12


         the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

                  7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

                  8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                  9. OPTION EXERCISE PRICE AND CONSIDERATION.

                           (a)      EXERCISE PRICE.  The per share exercise
price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                                    (i)     In the case of an Incentive Stock
         Option

                                            (A)      granted to an Employee who,
         at the time the Incentive Stock Option is granted, owns stock representing more than ten


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                                                                              13


         percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                            (B)      granted to any Employee
         other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (ii)    In the case of a Nonstatutory Stock
         Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
         Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (iii)   Notwithstanding the foregoing,
         Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                           (b)      WAITING PERIOD AND EXERCISE DATES.  At the
time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.


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                                                                              14


                           (c)      FORM OF CONSIDERATION.  The Administrator
shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                                    (i)     cash;

                                    (ii)    check;

                                    (iii)   promissory note;

                                    (iv)    other Shares which (A) in the case
         of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender or which were acquired in the open market, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                    (v)     consideration received by the
         Company under a cashless exercise program implemented by the Company in connection with the Plan;

                                    (vi)    any combination of the foregoing
         methods of payment; or

                                    (vii)   such other consideration and method
         of payment for the issuance of Shares to the extent permitted by Applicable Laws.


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                                                                              15


                  10. EXERCISE OF OPTION.

                           (a)      PROCEDURE FOR EXERCISE; RIGHTS AS A
STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed exercised when the Company
receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.


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                                                                              16


                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (b)      TERMINATION OF RELATIONSHIP AS A SERVICE
PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for "Cause", in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (c)      DISABILITY OF OPTIONEE.  If an Optionee
ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain


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                                                                              17


exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (d)      DEATH OF OPTIONEE.  If an Optionee dies
while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (e)      BUYOUT PROVISIONS.  The Administrator may at
any time offer to buy out for a payment in cash or Shares an Option previously granted based on


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                                                                              18


such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  11. STOCK PURCHASE RIGHTS.

                           (a)      RIGHTS TO PURCHASE.  Stock Purchase Rights
may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                           (b)      REPURCHASE OPTION.  Unless the Administrator
determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

                           (c)      OTHER PROVISIONS.  The Restricted Stock
Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                           (d)      RIGHTS AS A STOCKHOLDER.  Once the Stock
Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

                  12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

                  13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

                           (a)      CHANGES IN CAPITALIZATION.  Subject to any
required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of


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                                                                              20


Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                           (b)      DISSOLUTION OR LIQUIDATION.  In the event of
the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the


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                                                                              21


Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                           (c)      MERGER OR ASSET SALE.  In the event of a
merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the


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merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, HOWEVER, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

                  15. AMENDMENT AND TERMINATION OF THE PLAN.

                           (a)      AMENDMENT AND TERMINATION.  The Board may at
any time amend, alter, suspend or terminate the Plan.

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                                                                              23


                           (b)      STOCKHOLDER APPROVAL.  The Company shall
obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                           (c)      EFFECT OF AMENDMENT OR TERMINATION.  No
amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

                  16. CONDITIONS UPON ISSUANCE OF SHARES.

                           (a)      LEGAL COMPLIANCE.  Shares shall not be
issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b)      INVESTMENT REPRESENTATIONS.  As a condition
to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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                                                                              24


                  17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  19. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                  20. GOVERNING LAW. The terms of this Plan shall be governed by the Laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.